                                                                    EXHIBIT 3.2

                                  TENNECO INC.
                  CERTIFICATE OF RETIREMENT OF PREFERRED STOCK
                             REDEEMED OR PURCHASED
                  --------------------------------------------

         Tenneco Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY as follows:

         FIRST: That pursuant to the provisions of Section 160 of the General Corporation Law of the State of Delaware, and subject to the provisions of its Certificate of Incorporation, as amended, One Hundred Ninety-Five Thousand Seven Hundred Sixty-One (195,761) shares of its issued and outstanding $7.40 Cumulative Preferred Stock were purchased and/or redeemed by the corporation and pursuant to the provisions of Section 243 of the General Corporation Law of the State of Delaware, such shares of sock have the status of retired shares.

         SECOND. That the Certificate of Incorporation of the corporation prohibits the reissuance of such retired shares of Cumulative Preferred Stock.

         THIRD: That pursuant to the-provisions of Section 243 of the General Corporation Law of the State of Delaware, upon this Certificate becoming effective, the Certificate of Incorporation of the corporation shall be amended so that the authorized Cumulative Preferred Stock of the corporation shall be reduced by the aggregate of the shares so retired, to-wit: One Hundred Ninety-Five Thousand Seven Hundred Sixty One (195,761) shares.

         FOURTH: This Certificate shall become effective on March 1, 1996.

         IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Mark A. McCollum, Vice President and Controller, and attested by James D. Gaughan, Assistant Secretary, this 16th day of February, 1996.

                                          TENNECO INC.

                                          By: /s/ MARK A. MCCOLLUM
                                             --------------------------------
                                             Mark A. McCollum, Vice President
ATTEST:                                      and Controller

/S/JAMES D. GAUGHAN
-------------------
James D. Gaughan
Assistant Secretary

                      CERTIFICATE OF ELIMINATION OF THE
             SERIES A CUMULATIVE PREFERRED STOCK OF TENNECO INC.

                          Pursuant to Section 151(g)
                        of the General Corporation Law
                           of the State of Delaware

                 Tenneco Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:

                 1. That, pursuant to Section 151 of the General Corporation Law of the State of Delaware and authority granted in the Certificate of Incorporation of the Corporation, as theretofore amended, the Board of Directors of the Corporation, by resolution duly adopted, authorized the issuance of a series of 10,062,500 shares of Series A Cumulative Preferred Stock, without par value (the "Series A Cumulative Preferred Stock"), and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof, and, on December 19, 1991, filed a Certificate of Designation with respect to such Series A Cumulative Preferred Stock in the office of the Secretary of State of the State of Delaware.

                 2. That no shares of said Series A Cumulative Preferred Stock are outstanding and no shares thereof will be issued subject to said Certificate of Designation.

                 3. That the Board of Directors of the Corporation has adopted the following resolutions:

                          WHEREAS, by resolution of the Board of Directors of
                 the Corporation and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on December 19,1991, this Corporation authorized the issuance of a series of 10,062,500 shares of Series A Cumulative Preferred Stock, without par value, of the Corporation (the "Series A Cumulative Preferred Stock") and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof; and

                          WHEREAS, as of the date hereof no shares of such
                 Series A Cumulative Preferred Stock are outstanding and no shares of such Series A Cumulative Preferred

                 Stock will be issued subject to said Certificate of Designation; and

                          WHEREAS, it is desirable that all matters set forth
                 in the Certificate of Designation with respect to such Series A Cumulative Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation;

                          NOW, THEREFORE, BE IT AND IT HEREBY IS

                          RESOLVED, that all matters set forth in the
                 Certificate of Designation with respect to such Series A Cumulative Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation; and it is further

                          RESOLVED, that the officers of the Corporation be,
                 and hereby are, authorized and directed to file a Certificate with the office of the Secretary of State of the State of Delaware setting forth a copy of these resolutions whereupon all matters set forth in the Certificate of Designation with respect to such Series A Cumulative Preferred Stock shall be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

                 4. That, accordingly, all matters set forth in the Certificate of Designation with respect to such Series A Cumulative Preferred Stock be, and hereby are, eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

                 IN WITNESS WHEREOF, Tenneco Inc. has caused this Certificate to be signed by Robert T. Blakely, its Senior Vice President, as of this 27th day of February, 1996.

                                  TENNECO INC.

                                  By:/s/ ROBERT T. BLAKELY
                                     ---------------------
                                     Robert T. Blakely
                                     Senior Vice President
ATTEST:

/s/ JAMES D. GAUGHAN
--------------------
James D. Gaughan
Assistant Secretary

                       CERTIFICATE OF ELIMINATION OF THE
                 VARIABLE RATE PREFERRED STOCK OF TENNECO INC.

                           Pursuant to Section 151(g)
                         of the General Corporation Law
                            of the State of Delaware

                 Tenneco Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:

                 1. That, pursuant to Section 151 of the General Corporation Law of the State of Delaware and authority granted in the Certificate of Incorporation of the Corporation, as theretofore amended, the Board of Directors of the Corporation, by resolution duly adopted, authorized the issuance of a series of 200,396 shares of Variable Rate Preferred Stock, without par value (the "Variable Rate Preferred Stock"), and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof, and, on October 9, 1987, filed a Certificate of Designation with respect to such Variable Rate Preferred Stock in the office of the Secretary of State of the State of Delaware.

                 2. That no shares of said Variable Rate Preferred Stock are outstanding and no shares thereof will be issued subject to said Certificate of Designation.

                 3. That the Board of Directors of the Corporation has adopted the following resolutions:

                          WHEREAS, by resolution of the Board of Directors of
                 the Corporation and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on October 9, 1987, this Corporation authorized the issuance of a series of 200,396 shares of Variable Rate Preferred Stock, without par value, of the Corporation (the "Variable Rate Preferred Stock") and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof; and

                          WHEREAS, as of the date hereof no shares of such
                 Variable Rate Preferred Stock are outstanding and no shares of such Variable Rate Preferred Stock will be issued subject to said Certificate of Designation; and

                          WHEREAS, it is desirable that all matters set forth
                 in the Certificate of Designation with respect to such Variable Rate Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation;

                          NOW, THEREFORE, BE IT AND IT HEREBY IS

                          RESOLVED, that all matters set forth in the
                 Certificate of Designation with respect to such Variable Rate Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation; and it is further

                          RESOLVED, that the officers of the Corporation be,
                 and hereby are, authorized and directed to file a Certificate with the office of the Secretary of State of the State of Delaware setting forth a copy of these resolutions whereupon all matters set forth in the Certificate of Designation with respect to such Variable Rate Preferred Stock shall be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

                 4. That, accordingly, all matters set forth in the Certificate of Designation with respect to such Variable Rate Preferred Stock be, and hereby are, eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

                 IN WITNESS WHEREOF, Tenneco Inc. has caused this Certificate to be signed by Robert T. Blakely, its Senior Vice President, as of this 27th day of February, 1996.

                                  TENNECO INC.

                                  BY:/s/ ROBERT T. BLAKELY
                                     ---------------------
                                     Robert T. Blakely
                                     Senior Vice President
ATTEST:

/s/ JAMES D. GAUGHAN
--------------------
James D. Gaughan
Assistant Secretary

                       CERTIFICATE OF ELIMINATION OF THE
                 PARTICIPATING PREFERRED STOCK OF TENNECO INC.

                           Pursuant to Section 151(g)
                         of the General Corporation Law
                            of the State of Delaware

                 Tenneco Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, hereby certifies as follows:

                 1. That, pursuant to Section 151 of the General Corporation Law of the State of Delaware and authority granted in the Certificate of Incorporation of the Corporation, as theretofore amended, the Board of Directors of the Corporation, by resolution duly adopted, authorized the issuance of a series of 1,859,000 shares of Participating Preferred Stock, without par value (the "Participating Preferred Stock"), and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof, and, on October 9, 1987, filed a Certificate of Designation with respect to such Participating Preferred Stock in the office of the Secretary of State of the State of Delaware.

                 2. That no shares of said Participating Preferred Stock are outstanding and no shares thereof will be issued subject to said Certificate of Designation.

                 3. That the Board of Directors of the Corporation has adopted the following resolutions:

                          WHEREAS, by resolution of the Board of Directors of
                 the Corporation and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on October 9, 1987, this Corporation authorized the issuance of a series of 1,859,000 shares of Participating Preferred Stock, without par value, of the Corporation (the "Participating Preferred Stock") and established the voting powers, designations, preferences and relative, participating and other rights, and the qualifications, limitations or restrictions thereof; and

                         WHEREAS, as of the date hereof no shares of such
                 Participating Preferred Stock are outstanding and no shares of such Participating Preferred Stock will be issued subject to said Certificate of Designation; and

                          WHEREAS, it is desirable that all matters set forth
                in the Certificate of Designation with respect to such Participating Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation;

                          NOW, THEREFORE, BE IT AND IT HEREBY IS

                          RESOLVED, that all matters set forth in the
                 Certificate of Designation with respect to such Participating Preferred Stock be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation; and it is further

                          RESOLVED, that the officers of the Corporation be,
                 and hereby are, authorized and directed to file a Certificate with the office of the Secretary of State of the State of Delaware setting forth a copy of these resolutions whereupon all matters set forth in the Certificate of Designation with respect to such Participating Preferred Stock shall be eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

         4. That, accordingly, all matters set forth in the Certificate of Designation with respect to such Participating Preferred Stock be, and hereby are, eliminated from the Certificate of Incorporation, as heretofore amended, of the Corporation.

                 IN WITNESS WHEREOF, Tenneco Inc. has caused this Certificate to be signed by Robert T. Blakely, its Senior Vice President, as of this 27th day of February, 1996.

                                  TENNECO INC.

                                  By:/s/ ROBERT T. BLAKELY
                                     ---------------------
                                     Robert T. Blakely
                                     Senior Vice President
ATTEST:

/s/ JAMES D. GAUGHAN
--------------------
James D. Gaughan
Assistant Secretary

                                  TENNECO INC.

  Certificate of Designation, Preference and Rights of Junior Preferred Stock
                    by Resolution of the Board of Directors
                      Providing for an Issue of 6,000,000
                  Shares of Junior Preferred Stock Designated
              "8 1/4% Cumulative Junior Preferred Stock, Series A"


         I, Karl A. Stewart, Vice President and Secretary of Tenneco Inc. (thereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof. DO HEREBY CERTIFY:

         That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended, the Board of Directors is authorized to issue Junior Preferred Stock, without par value, of the Corporation ("Junior Preferred Stock") in one or more series, and the Board of Directors (i) has authorized the issuance of the series of Junior Preferred Stock hereinafter provided for, and (ii) has authorized a special committee of the Board of Directors (the "Junior Preferred Stock Issuance Committee") to adopt the resolution set forth below creating a series of 6,000,000 shares of Junior Preferred Stock, without par value, designated as 8 1/4% Cumulative Junior Preferred Stock, Series A.

         That the Junior Preferred Stock Issuance Committee has adopted the following resolution:

                 RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, as amended (as such may be further amended from time to time, the "Certificate of Incorporation") and the authority vested by such Board in a Junior Preferred Stock Issuance Committee, all of the members of which are members of such Board, a series of Junior Preferred Stock, without par value, of the Corporation (the "Junior Preferred Stock") be, and hereby is, created to be designated "8 1/4% Cumulative Junior Preferred Stock, Series A" (hereinafter referred to as the "Series A Preferred Stock"), consisting of 6,000,000 shares, and the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are hereby fixed and stated to be as follows (all terms used herein which are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

                 Section 1. Dividends. (a) The dividend rate on the Series A Preferred Stock shall be 8 1/4% of $50 per share of Series A Preferred Stock per annum (2.0625% per quarter annum). Dividends (including Additional DRD Dividends (as defined in Section 2) on shares of the Series A Preferred Stock shall accrue, whether or not declared, on a daily basis from the date of issuance of such shares. Accrued but unpaid dividends shall not bear interest.

                 (b) Dividends on the Series A Preferred Stock shall be payable, when, as and if declared by the Board of Directors of the Corporation out of assets legally available therefor, quarter-yearly on the last days of March, June, September and December in each year (each, a "Dividend Payment Date"), with the first dividend payment date being the next Dividend Payment Date following the date of issuance. Dividends on each Dividend Payment Date will be payable to holders of record of the Series A Preferred Stock as they appear on the stock books of the Corporation on a record date, not more than 60 days preceding such Dividend Payment Date, fixed for such purpose by the Board of Directors in advance of such Dividend Payment Date. Dividends payable on the Series A Preferred Stock for any period shorter than a quarter-yearly dividend period shall be computed on the basis of a 360-day year of twelve 30-day months. The Series A Preferred Stock shall rank on a parity with each other series of Junior Preferred Stock as to the payment of dividends, except to the extent otherwise provided in Section 7 hereof or in the resolution or resolutions providing for the issuance of such other series.

                 (c) If (x) the Stock Issuance (as defined in the Amended and Restated Agreement and Plan of Merger, dated as of June 19, 1996, as such may be amended or supplemental from time to time (the "Merger Agreement") among the Corporation, El Paso Natural Gas Company, a Delaware corporation ("El Paso") and El Paso Merger Company, a Delaware corporation) is not approved the stockholders of El Paso at a special meeting of El Paso stockholders (including any adjournments or postponements thereof, the "El Paso Special Meeting") called to approve such issuance, (y) the Merger (as defined in the Merger Agreement) is effected, and (z) on or before the 90th day after the date of the El Paso Special Meeting, either Standard and Poor's Corp. ("S&P") or Moody's Investors
         Service, Inc. ("Moody's") downgrades the rating previously given by it to the Series A Preferred Stock, the annual dividend rate set forth in
         (a) above will be automatically subjected to a one-time upward adjustment to the rate set forth in the table below opposite the applicable ratings which are given to the Series A Preferred Stock by each of Moody's and S&P as of the 90th day after the El Paso Special Meeting, effective as of the date of original issuance of the Series A Preferred Stock.

                                                                                               Annual
                                                                                              Dividend
          Revised Ratings (Moody's/S&P)                                                         Rate
          -----------------------------                                                       --------
          Ba1/BB+  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9.000%
          Ba2/BB+ or Ba1/BB  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9.125%
          Ba2/BB . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9.250%
          Ba3/BB or Ba2/BB-  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9.500%
          Ba3/BB-  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10.000%

                 If any such adjustment to the annual dividend rate occurs after a Dividend Payment Date as to which the Corporation previously paid dividends on the Series A Preferred Stock, additional dividends will be payable, out of funds legally available therefor, on each share of Series A Preferred Stock on the next succeeding Dividend Payment Date (or if such adjustment occurs after the dividend payable on the next succeeding Dividend Payment Date has been declared, on the second succeeding Dividend Payment Date following the date of such adjustment) to the holder of record of such share of Series A Preferred Stock as of the record date established for such succeeding Dividend Payment Date (or second succeeding Dividend Payment Date, as the case may be) in an amount equal to the excess of (x) the aggregate amount of dividends that would have been payable on such share on all Dividend Payments as to which the Corporation previously paid dividends on the Series A Preferred Stock if dividends had accrued from the date of issuance of the Series A Preferred Stock at the adjusted annual dividend rate, over (y) the aggregate amount of dividends actually paid with respect to such share of Series A Preferred Stock. If the annual dividend rate is adjusted as provided above, the Corporation will cause notice of such adjustment to be sent to the holders of record of the Series A Preferred Stock as they appear in the stock register of the Corporation.

                 Section 2. Changes in the Dividends Received Percentage. (a) Notwithstanding Section 1 hereof, if one or more amendments to the Internal Revenue Code of 1986, as amended (the "Code"), are enacted that reduce the percentage of the dividends received deduction as specified in Section 243(a)(1) of the Code or any successor provision (the "Dividends Received Percentage") to below 70%, the amount of each dividend payable per share of the Series A Preferred Stock for dividend payments made on or after the effective date of such change (or the second succeeding dividend payment after such effective date, as herein described) will be adjusted by multiplying the amount of the dividend payable pursuant to Section 1 (before adjustment pursuant to this Section 2) by a factor, which will be the number determined in accordance with the following formula (the "DRD Formula"), and rounding the result to the nearest cent:

                              1 - (.35(1 - .70))
                            ------------------------
                              1 - (.35(1 - DRP))

                 For the purposes of the DRD Formula, "DRP" means the Dividends Received Percentage applicable to the dividend in question. No amendments to the Code, other than a change in the percentage of the dividends received deduction set forth in Section 243 (a)(1) of the Code or any successor provision, will give rise to an adjustment. Notwithstanding the foregoing provisions of this Section 2, in the event that, with respect to any such amendment, the Corporation receives either an unqualified opinion of nationally recognized independent tax counsel selected by the Corporation or a private letter ruling or similar form of authorization from the Internal Revenue Service to the effect that such an amendment would not apply to dividends payable on the Series A Preferred Stock, then any such amendment will not result in the adjustment provided for pursuant to the DRD Formula. The opinion referenced in the previous sentence must be based upon a specific exception in the legislation amending the DRP or upon a published pronouncement of the Internal Revenue Service addressing such legislation. The Corporation's calculation of the dividends payable, as so adjusted and as certified accurate as to calculation and reasonable as to method by the independent public accountants then regularly engaged by the Corporation, will be final and not subject to review absent manifest error.

                 (b) If any amendment to the Code which reduces the Dividends Received Percentage to below 70% is enacted after a dividend payable on Dividend Payment Date has been declared but prior to the applicable Dividend Payment Date, the amount of dividend payable on such Dividend Payment Date will not be increased. Instead, an amount, equal to the excess of (x) the product of the dividends paid by the Corporation on such Dividend Payment Date and the factor derived from the DRD Formula (where the DRP used in the DRD Formula would be equal to the reduced Dividends Received Percentage for such dividends), over (y) the dividends paid by the Corporation on such Dividend Payment Date, will be payable, out of funds legally available therefor, to holders of record as of the record date established for the next succeeding Dividend Payment Date in addition to any other amounts payable on such date. Notwithstanding the foregoing, no such additional dividend will be payable pursuant to this Section 2 if the such amendment to the Code would not result in an adjustment to the DRD Formula due to the Corporation having received either an opinion of counsel or tax ruling referred to in paragraph (a) of this Section 2.

                 (c) If, prior to March 31, 1997, an amendment to the Code is enacted that reduces the Dividends Received Percentage to below 70% and such reduction retroactively applies to a Dividend Payment Date as to which the Corporation previously paid dividends on the Series A Preferred Stock (each an "Affected Dividend Payment Date"), additional dividends (the "Additional DRD Dividends") will be payable out of funds legally available therefor on the succeeding Dividend Payment Date (or if such amendment is enacted after the dividend payable on such Dividend Payment Date has been declared, on the second succeeding Dividend Payment Date following the date of enactment) to holders of record as of the record date established for such succeeding Dividend Payment Date (or second succeeding Dividend Payment Date, as the case my be) in an amount equal to the excess of (x) the product of the dividends paid by the Corporation on each Affected Dividend Payment Date and the factor derived from the DRD Formula (where the DRP used in the DRD Formula would be equal to the reduced Dividends Received Percentage applied to each Affected Dividend Payment Date), over (y) the dividends paid by the Corporation on all Affected Dividend Payment Dates.

                 (d) Additional DRD Dividends will not be payable in respect to the enactment of any amendment to the Code on or after March 31, 1997 which retroactively reduces the Dividends Received Percentage to below 70%, or if enacted prior to March 31, 1997, which would not result in an adjustment due to the Corporation having received either an opinion of counsel or tax ruling referred to in paragraph (a) of this Section
         2. The Corporation shall only be required to make one payment of Additional DRD Dividends.

                 (e) In the event that the amount of dividends payable per share of the Series A Preferred Stock are adjusted pursuant to the DRD Formula and/or Additional DRD Dividends are to be paid, the Corporation shall cause notice of each such adjustment and, if applicable, any Additional DRD Dividends to be sent to the holders of record of the Series A Preferred Stock as they appear in the stock register of the Corporation.

                 Section 3. Optional Redemption. (a) At any time or from time to time, on or after December 31, 2001, the Series A Preferred Stock may be redeemed at the option of the Corporation, in whole or in part, out of funds legally available therefor, at a redemption price equal to $50.00 per share plus an amount equal to accrued and unpaid dividends (whether or not declared) to but excluding the date fixed for redemption including any changes in dividends payable due to changes in the annual dividend rate or Dividends Received Percentage, and Additional DRD dividends, if any. In addition to any restrictions or limitations contained in the Certificate of Incorporation, if any, if full cumulative dividends on the Series A Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment, the Series A Preferred Stock may be redeemed only in full (but not in party) by the Corporation pursuant to this paragraph (a) and the Corporation shall not purchase or acquire any shares of Series A Preferred Stock other than pursuant to Section 4 hereof or pursuant to a purchase or exchange offer made on the same terms to all holders of the Series A Preferred Stock. If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, by lot or by a substantially equivalent method.

                 (b) If the Dividends Received Percentage is equal to or less than 40% and, as a result, the amount of dividends on the Series A Preferred Stock payable on any Dividend Payment Date will be or is adjusted upwards as provided in Section 2, the Corporation, at its option, may redeem all, but not less than all, of the outstanding shares of the Series A Preferred Stock, out of funds legally available therefor, provided that within 60 days of the date on which an amendment to the Code is enacted which reduces the Dividends Received Percentage to 40% or less, the Corporation gives notice of redemption as provided in paragraph (d) of this Section 3 to all holders of record of the Series A Preferred Stock. A redemption of the Series A Preferred Stock in accordance with this paragraph (b) shall be at the applicable redemption price set forth in the following table, in each case plus an amount equal to accrued and unpaid dividends (whether or not declared) thereon to but excluding the date fixed for redemption, including any changes in dividends payable due to changes in the annual dividend rate or Dividends Received Percentage, and Additional DRD Dividends, if any:

                                                                             Redemption
                                                                             Price Per
                                  Redemption Period                             Share
                                  -----------------                          ----------
                 November 18, 1996 to December 30, 1997 . . . . . . . .       $52.50
                 December 31, 1997 to December 30, 1998 . . . . . . . .        52.00
                 December 31, 1998 to December 30, 1999 . . . . . . . .        51.50
                 December 31, 1999 to December 30, 2000 . . . . . . . .        51.00
                 December 31, 2000 to December 30, 2001 . . . . . . . .        50.50
                 December 31, 2001 and thereafter . . . . . . . . . . .        50.00


                 (c) If at any time fewer than 600,000 shares of Series A Preferred Stock remain outstanding, the Corporation, at its option, may redeem all, but not less than all, of the outstanding Series A Preferred Stock. A redemption of the Series A Preferred Stock in accordance with this paragraph (c) shall be at the applicable redemption price set forth in the following table, in each case plus an amount equal to accrued but unpaid dividends (whether or not declared) thereon to but excluding the date fixed for redemption, including any changes in dividends payable due to changes in the annual dividend rate or the Dividends Received Percentage, and Additional DRD Dividends, if any:

                                                                             Redemption
                                                                             Price Per
                                  Redemption Period                             Share
                                  -----------------                          ----------
                 November 18, 1996 to December 30, 1997 . . . . . . .         $52.50
                 December 31, 1997 to December 30, 1998 . . . . . . .         $52.00
                 December 31, 1998 to December 30, 1999 . . . . . . .         $51.50
                 December 31, 1999 to December 30, 2000 . . . . . . .         $51.00
                 December 31, 2000 to December 30, 2001 . . . . . . .         $50.50
                 December 31, 2001 and thereafter . . . . . . . . . .         $50.00

                 (d) Notice of redemption pursuant to paragraph (a), (b) or (c) of this Section 3 will be given by mail, (i) not less than 30 days prior to the date fixed for redemption thereof in the case of paragraph (a) and (ii) not less than 30 nor more than 60 days prior to the date fixed for redemption thereof, in the case of paragraphs (b) and (c), in each case to each record holder of the shares of Series A Preferred Stock to be redeemed at the address of such holder in the stock register of the Corporation. If a notice of redemption has been given, from and after the specified redemption date (unless the Corporation defaults in making payment of the redemption price), dividends on the Series A Preferred Stock so called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the redemption price will cease. Subject to applicable escheat and similar abandoned property laws, any moneys set aside by the Corporation for such redemption and unclaimed at the end of six months from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                 Section 4. Mandatory Redemption. Subject to the rights of the holders of any class or series of stock ranking prior to the Series A Preferred Stock, upon the occurrence of a Mandatory Redemption Event, the Corporation shall redeem out of funds legally available therefor all of the outstanding shares of Series A Preferred Stock on a date (the "Mandatory Redemption Date") not more than 60 days after the date of such Mandatory Redemption Event a redemption price of $50.50 per share plus an amount equal to accrued and unpaid dividends (whether or not declared) thereon to but excluding the Mandatory Redemption Date, including any changes and dividends payable due to changes in the annual dividend rate or Dividends Received Percentage, and Additional DRD Dividends, if any.

                 A "Mandatory Redemption Event" shall mean the earliest to occur of the following events:

                          (i) the Transaction (as defined below) shall have
                 been voted upon by the stockholders of the Corporation and shall not have been approved at the special meeting of Tenneco stockholders presently scheduled to be held on December 10, 1996 for the purpose of considering and voting upon the Transaction such meeting have been finally adjourned): (ii) the Transaction shall not have been approved by the requisite vote of the stockholders of the Corporation entitled to vote thereon on or prior to March 31, 1997; or (iii) the Corporation shall not have accepted on or prior to March 31, 1997 any indebtedness of the Corporation and its subsidiaries tendered to it pursuant to the cash tender offers made by it pursuant to the Transaction.

                 "Transaction" means the reorganization of the Corporation pursuant to which (i) the Corporation and its subsidiaries will, pursuant to a Distribution Agreement dated as of November 1, 1996 (as such may be amended, supplemented or modified from time to time) among the Corporation, New Tenneco Inc., a newly formed wholly-owned subsidiary of the Corporation ("New Tenneco"), and Newport News Shipbuilding Inc., a wholly-owned subsidiary of the Corporation ("Newport News"), undertake various intercompany transfers and distributions designed to restructure, divide and separate their various businesses and assets so that all of the assets, liabilities and operations of (A) their automotive parts, packaging and administrative services businesses ("Industrial Business") are owned and operated by New Tenneco, and (B) their shipbuilding business ("Shipbuilding Business") are owned and operated by Newport News; (ii) the Corporation will then distribute pro rata to holders of the common stock of the Corporation all of the outstanding common stock of New Tenneco and Newport News; and (iii) thereafter a subsidiary of El Paso will merge with and into the Corporation, which will then consists of the remaining existing and discontinued operations of the Corporation and its subsidiaries other than those relating to the Industrial Business or the Shipbuilding Business, including the transmission and marketing of natural gas, pursuant to the Merger Agreement.

                 Notice of redemption pursuant to this Section 4 will be given by mail, not less than 30 nor more than 60 days prior to the Mandatory Redemption Date to each record holder of shares of Series A Preferred Stock at the address of such holder in the stock register of the Corporation. If a notice of redemption has been given, from and after the Mandatory Redemption Date (unless the Corporation defaults in making payment of the redemption price), dividends on the Series A Preferred Stock will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the redemption price) will cease. Subject to applicable escheat and similar abandoned property laws, and moneys set aside by the Corporation for such redemption and unclaimed at the end six months from the Mandatory Redemption Date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                 Section 5. Voting. The Series A Preferred Stock shall not have any voting rights except as required by law or the Certificate of Incorporation, or as hereinafter set forth:

                          (a) Each share of Series A Preferred Stock shall
                 entitle the holder thereof to one vote on all matters submitted to a vote of the holders of Series A Preferred Stock.

                          (b) The holders of Series A Preferred Stock, voting
                 as separate series from all other series of Junior Preferred Stock and classes of capital stock, shall be entitled, at each annual meeting of stockholders of the Corporation, to elect a number of directors of the Corporation equivalent to the smallest number representing at least one-sixth of the number of members of the Board of Directors as if there were no vacancies or unfilled newly created directorships on such Board, without giving effect to any directorships created or directors elected pursuant to paragraph (c) below. Any director so elected shall hold office until the next annual meeting and until his or her successor shall be elected and qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. So long as any shares of Series A Preferred Stock are outstanding, the number of members of the Board of Directors of the Corporation (as if there were no vacancies or unfilled newly created directorships on such Board, without giving effect to any directorships created or directors elected pursuant to paragraph (c) below) shall be set at an integral multiple of six.

                          A director elected pursuant to the terms of this
                 paragraph (b) may be removed without cause only by the holders of a majority in voting power of the outstanding Series A Preferred Stock.

                          At such time as all shares of the Series A Preferred
                 Stock shall cease to be outstanding, the term of office of any director elected pursuant to this paragraph (b), or his or her successor, shall automatically terminate.

                          (c) Whenever, at any time or times, dividends payable
                 on the Series A Preferred Stock shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number days equivalent to six calendar quarters, the holders of outstanding Series A Preferred Stock shall have the exclusive right, in addition to the rights under (b) above, voting as a separate series from all other series of Junior Preferred Stock and classes of capital stock of the Corporation, at each meeting of the stockholders held for the purpose of electing directors, to elect two directors of the Corporation, until such time as all dividends accumulated on the Series A Preferred Stock and in arrears shall have been paid in full or declared and set apart for payment, at which time the right of the holders of the Series A Preferred Stock to vote pursuant to the provisions of this paragraph (c) shall terminate, subject to revesting in the event of each and every subsequent default of the character and for the time above mentioned.

                          At any time when voting rights shall, pursuant to the
                 provisions of this paragraph (c), be vested in the Series A Preferred Stock, the number of directors of the Corporation shall be automatically increased, to the extent necessary, so that two directors may be elected by the holders of the Series A Preferred Stock and a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent in aggregate liquidation value of the Series A Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the Series A preferred Stock. Such meeting shall be held at the earliest practicable date but in no event shall a special meeting be held if the annual meeting of the stock holders of the Corporation is to be held within 90 days of the receipt by the Secretary of the Corporation of such request. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by certified or registered mail, return receipt requested, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent of the aggregate liquidation value of the Series A preferred Stock then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the receipt by the Secretary of the Corporation of such request. Any holder of the Series A Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

                          Upon any termination of the right of the holder of
                 the Series A Preferred Stock to vote for directors as a class as described in this paragraph (c), the term of office of the directors so elected as described in this paragraph (c) shall automatically terminate and the number of directors shall be reduced accordingly.

                          (d) At any meeting so called pursuant to paragraph (c)
                 above, and at any other meeting of stockholders held for the purpose of electing directors at which the holders of the Series A Preferred Stock shall have the right to elect directors as provided in paragraph (b) or paragraph (c) above, the presence in person or by proxy of a majority in voting power of the outstanding shares of the Series A Preferred Stock, shall be required to constitute a quorum thereof for the election of any director by the holders of the Series A Preferred Stock.

                          At any such meeting or adjournment thereof, (x) the
                 absence of the required quorum of the Series A Preferred Stock shall not prevent the election of directors other than those to be elected by the Series A Preferred Stock and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by the Series A Preferred Stock, and (y) in the absence of either or both such quorums, a majority in voting power of the holders present in person or by proxy of the stock or stocks which lack a quorum shall have power to adjourn the meeting, subject to applicable law, for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

                          (e) If by reason of any resignation, retirement,
                 disqualification, death or removal there are not in office all such directors that the holders of the Series A Preferred Stock are entitled to elect pursuant to paragraph (c), then any such vacancy shall be filled only by the remaining director or directors elected by such holders or, only in the event there is no such remaining director, by the holders of the Series A Preferred Stock entitled to vote thereon. If by reason of any resignation, retirement, disqualification, death or removal there are not in office all such directors that the holders of the Series A Preferred Stock are entitled to elect pursuant to paragraph (b), then any such vacancy shall be filled only by a majority of the remaining directors elected by such holders or, in the event there are no such remaining directors, by the majority vote of the remaining directors then constituting the Board of Directors.

                          Promptly after the right of the holders of the Series
                 A Preferred Stock to fill any vacancy as set forth in the first sentence of the immediately preceding paragraph arises, the Board of Directors may cause a special meeting of the holders of Series A Preferred Stock entitled to vote thereon, to be held for the purpose of filling such vacancy and such vacancy shall be filled at any such special meeting. Such meeting shall be held at the earliest practicable date, but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the occurrence of such vacancy.

                          Notwithstanding the immediately preceding paragraph,
                 at any time after the right of the holders of the Series A Preferred Stock to fill any vacancy as set forth above in the first sentence of the first paragraph of this paragraph (e) arises, a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent in aggregate liquidation value of the Series A Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the Series A Preferred Stock. Such meeting shall be held at the earliest practicable date but in no event shall a special meeting be held if the annual meeting stockholders of the Corporation is to be held within 90 days of the occurrence of such vacancy. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Corporation as its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent of the aggregate liquidation value of the Series A Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders and shall be held at the place at which the last preceding annual meeting of the stockholders of the Corporation was held. Any holder of the Series A Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

                          (f) In addition to any other vote or consent of
                 stockholders required by law or the Certificate of Incorporation, if any, so long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least a majority in voting power of the outstanding shares of Series A Preferred Stock, given in person or by proxy, either in writing or by vote at annual meeting or a special meeting called for that purpose:

                                  (A) issue any additional shares of Series A
                          Preferred Stock (other than the 6,000,000 shares of Series A Preferred Stock authorized hereby), or issue any shares of any class or series of stock ranking prior to or on parity with the Series A Preferred Stock as to the payment of dividends or as to the distribution of assets on liquidation, dissolution or winding up:

                                  (B) issue any obligations or security
                          convertible into share of stock ranking prior to or on parity with the Series A Preferred Stock as to the payment of dividends or as the distribution of assets on liquidation, dissolution or winding up; or

                                  (C) amend the Certificate of Incorporation or
                          the Certificate of Designation if the amendment would alter or change the powers, preferences or special rights of the shares of Series A Preferred Stock so as to affect such shares adversely.

                 Section 6. Restrictions or Dividends and Stock Repurchase. Subject to any additional restrictions or limitations contained in the Certificate of Incorporation, if any, so long as any shares of Series A Preferred Stock remain outstanding, unless full cumulative dividends on the outstanding shares of Series A Preferred Stock for all past dividend periods have been paid, or declared and set apart for payment, and the Corporation shall not be in default with respect to its obligations under Section 4 hereof, dividends may not be paid or declared and other distributions may not be made upon any class or series of stock of the Corporation ranking junior to or on a parity with the Series A Preferred Stock as to dividends or rights upon dissolution, liquidation or winding up the Corporation nor may any such class or series of stock of the Corporation be purchased, retired or otherwise acquired by the Corporation, in either case without consent, given in person or by proxy, either in writing or by vote at any annual meeting or as a special meeting called for that purpose, of the holders of at least a majority in voting power of the outstanding shares of Series A Preferred Stock present in person or by proxy at such meeting, provided that quorum, consisting of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock is present; provided, however, that, notwithstanding the foregoing provisions of this Section 6 (but subject to any restrictions or limitations to the contrary contained in the Certificate of Incorporation), the Corporation may any time redeem, purchase or acquire, out of funds legally available therefor, shares of stock ranking junior to or on a parity with the Series A Preferred Stock as to dividends and rights upon liquidation, dissolution and winding up of the Corporation in exchange for, or out of net cash proceeds from a substantially concurrent sale of, other shares of any stock of the Corporation ranking junior to the Series A Preferred Stock as to dividends and rights upon liquidation, dissolution and winding up.

     Section 7. Ranking. (a) Any class or series of stock of the Corporation shall be deemed to rank:

        (i) prior to the Series A Preferred Stock as to the payment of dividends or as to distributions of assets upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series A Preferred Stock:

        (ii) on a parity with the Series A Preferred Stock as to the payment of dividends, whether or not the dividend rates or dividend payment dates thereof be different from those of the Series A Preferred Stock, if the holders of such class or series of stock and the holders of the Series A Preferred Stock shall be entitled to the receipt of dividends in proportion to their respective amounts of accrued and unpaid dividends per share, without preference or priority one over the other, and on a parity with the Series A Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the liquidation prices per share thereof be different from those of the Series A Preferred Stock, if the holders of such class or series of stock and the holders of the Series A Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective liquidation preferences, without preference or priority one over the other: and

        (iii) junior to the Series A Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, as the case may be, if the holders of Series A Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series.

    (b) Except for the Common Stock, par value $5.00 per share, of the Corporation (as such may be constituted from time to time, the "Common Stock") and the Series A Participating Junior Preferred Stock, without par value, of the Corporation (the "Participating Junior Preferred Stock"), each other class and series of stock of the Corporation existing on the date of the adoption of this Certificate shall be deemed to rank prior to the Series A Preferred Stock both as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up. The Common Stock and the Participating Junior Preferred Stock shall be deemed to rank junior to the Series A Preferred Stock both as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up.

        Section 8. Liquidation Rights. (a) The amount that the holders of Series A Preferred Stock shall be entitled to receive in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), shall be $50.00 per share, plus an amount equal to all accrued and unpaid dividends to the date of Liquidation including any changes in dividends payable due to changes in the annual dividend rate of Dividends Received Percentage, and Additional DRD Dividends, if any, and no more. After such amount is paid in full, no further distributions or payments shall be made in respect of shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed to be outstanding or be entitled to any powers, preferences, rights or privileges, including voting rights, and such shares of Series A Preferred Stock shall be surrendered for cancellation to the Corporation.

     (b) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then before any distribution or payment shall be made to the holders of any class or series of stock of the Corporation ranking junior to the Series A Preferred Stock, the holders of the Series A Preferred Stock (subject to the rights of the holders of any stock ranking prior to the Series A Preferred Stock as to the rights on liquidation, dissolution and winding up) shall be entitled to be paid in full the amounts set forth in paragraph (a) of this Section 8. After such payment shall have been made in full to the holders of the Series A Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stock of the Corporation ranking junior in respect thereof to the Series A Preferred Stock according to their respective rights. In the event that the assets of the Corporation available for distribution to holders of Series A Preferred Stock shall not be sufficient to make the payment herein required to be made in full and to pay in full the liquidation preference on all other shares of stock of the Corporation ranking on a parity with the Series A Preferred Stock as to amounts distributable upon dissolution, liquidation or winding up of the Corporation, such assets shall be distributed to the holders of the respective shares of Series A Preferred Stock and any such other parity stock pro rata in proportion to the full amounts payable upon the shares of Series A Preferred Stock and any such other parity stock if all amounts payable thereon were paid in full.

           Section 9. Maturity. Unless otherwise redeemed as provided herein, the term of the Series A Preferred Stock shall be perpetual.

           IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Karl A. Stewart, as Vice President and Secretary, this 18th day of November 1996.

                                                TENNECO INC.

                                                By:/s/ Karl A. Stewart
                                                   ------------------
                                                   Name: Karl A. Stewart
                                                   Title: Vice President and
                                                          Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                      OF
                                 TENNECO INC.


        TENNECO INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

        FIRST: That at a meeting of the Board of Directors of the Company resolutions were adopted setting forth proposed amendments to the Certificate of Incorporation of said Company, as amended as of such date (the "Certificate of Incorporation"), declaring said amendments to be advisable and directing that the amendments be considered at a spcial meeting of the stockholders of the Company. The resolution setting forth the proposed amendments is as follows:

                RESOLVED, that the Board of Directors of the Company hereby approves and declares it advisable that the Certificate of Incorporation of the Company be amended (the "Amendment") by (i) deleting Subsection 1 of Part II of Article FOURTH thereof in it entirety and inserting the paragraph set forth below in lieu therof,
         (ii) deleting Subsections 2, 3 and 4 of Part II of Article FOURTH thereof in their entirety, and (iii) renumbering Subsection 5 of Part II of Article FOURTH thereof as Subsection 2:

                "1.    The Board of Directors of the corporation is hereby
         expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Junior Preferred Stock, for series of Junior Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series,and preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions, thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Junior Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding."

        SECOND: That thereafter, pursuant to the resolution of its Board of Directors, (i) a special meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (the "DGCL"), at which meeting holders of a majority of the outstanding stock entitled to vote thereon (except for the holders of the Company's outstanding Junior Preferred Stock), as required by the DGCL and the Certificate of Incorporation, voted in favor of the amendment and (ii) the holders of the shares of the Company's outstanding Junior Preferred Stock unanimously consented, in accordance with Section 228 of the DGCL, to the adoption of the amendments.

        THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

        IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed by Dana G. Mead, as Chairman and Chief Executive Officer, this 11th day of December, 1996.

                                   TENNECO INC.



                                   By: /s/  DANA G. MEAD
                                     ---------------------
                                   Name:   Dana G. Mead
                                   Office: Chairman and Chief Executive Officer

                            CERTIFICATE OF MERGER

                                      OF

                            EL PASO MERGER COMPANY

                                WITH AND INTO

                                 TENNECO INC.

                      (Under Section 251 of the General
                  Corporation Law of the State of Delaware)

        Tenneco Inc., a Delaware corporation, hereby certifies that:

        1. The name and state of incorporation of each of the constituent corporations is as follows:

                (a) El Paso Merger Company, a Delaware corporation ("El Paso Merger"); and

                (b)     Tenneco Inc., a Delaware corporation ("Tenneco").

        2. The Amended and Restated Agreement and Plan of Merger (the "Agreement and Plan of Merger"), dated as of June 19, 1996, among Tenneco, El Paso Natural Gas Company, a Delaware corporation, and El Paso Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 (and, with respect to El Paso Merger, by the written consent of its sole stockholder in accordance with Section 228) of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation is Tenneco Inc. (the "Surviving Corporation"). The name of the Surviving Corporation shall be amended in the merger to be "El Paso Tennessee Pipeline Co."

        4. The Certificate of Incorporation of Tenneco as in effect immediately prior to the merger shall be amended as set forth in Annex 1 hereto and, as so amended, shall be the Certificate of Incorporation of the Surviving Corporation.

        5. The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation at 1010 Milam Street, Houston, Texas 77002.

        6. A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

        7. The merger provided for herein shall be effective at 8:00 a.m. Eastern Standard Time on December 12, 1996.

        IN WITNESS WHEREOF, said Tenneco Inc. has caused this Certificate to be signed as of the 11th day of December, 1996.



                                        TENNECO INC.



                                        By: /s/ KARL A. STEWART
                                           ---------------------------------
                                        Name: Karl A. Stewart
                                        Office: Vice President and Secretary

                                   ANNEX 1


                Article FIRST is hereby deleted in its entirety and replaced with the following paragraph:

                "FIRST: The name of the corporation is El Paso Tennessee Pipeline Co."

        The first two paragraphs of Article FOURTH are hereby deleted in their entirety and replaced with the following paragraph:

                "The total number of shares of all classes of stock which the corporation shall be authorized to issue is 20,000,000 shares of Preferred Stock, par value $.01 per share (herein called "Preferred Stock"), and 100,000 shares of Common Stock, of the par value of $.01 per share (herein called "Common Stock")."

        Part I of Article FOURTH is hereby deleted in its entirety.

        Part II of Article FOURTH is hereby amended to read in its entirety as set forth in the following paragraph:

                                     "I.

                1. The Board of Directors of the corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations, or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

                2. Except as otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, shares of Preferred Stock redeemed or otherwise acquired by the corporation shall, upon the filing of any required certificates with the Secretary of State of Delaware, assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provisions of this Part I of Article FOURTH and of any restrictions contained in any resolution of the Board of Directors providing for the issue of any particular series of Preferred Stock, be reissued in the same manner as other authorized but unissued Preferred Stock."

        Parts III and IV of Article FOURTH are hereby deleted in their entirety.

        Subsection (A) of Article FIFTH is hereby deleted in its entirety and replace with the following paragraph:

                "The number of directors which shall constitute the whole Board of Directors shall be as determined from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors; provided that until otherwise determined by the Board of Directors in accordance herewith, the number of directors shall be six (6)."

        Subsection (B)(g) of Article FIFTH is hereby amended by deleting the words "each committee to consist of two or more directors of the corporation" and the comma immediately following such text.

        Articles SEVENTH and NINTH are hereby deleted in their entirety and the remaining provisions renumbered accordingly.

        The Certificates of Designation, Preferences and Rights for the $7.40 Cumulative Preferred Stock, the $4.50 Cumulative Preferred Stock and Series A Participating Junior Preferred Stock of the corporation filed with the Secretary of State of Delaware on October 9, 1987, October 9, 1987 and May 25, 1988, respectively, are hereby deleted in their entirety.

        The Certificate of Designation, Preferences and Rights for the 8 1/4% Cumulative Junior Preferred Stock, Series A, filed on November 18, 1996 with the Secretary of State of Delaware, shall be hereby amended by deleting all references therein to Junior Preferred Stock and substituting therefor references to Preferred Stock and renaming the 8 1/4% Cumulative Junior Preferred Stock, Series A as the "8 1/4% Cumulative Preferred Stock, Series A."

                         EL PASO TENNESSEE PIPELINE CO.

     CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS OF PREFERRED STOCK
                    BY RESOLUTION OF THE BOARD OF DIRECTORS
                      PROVIDING FOR AN ISSUE OF 3,036,600
                      SHARES OF PREFERRED STOCK DESIGNATED
              "8 1/2% CUMULATIVE JUNIOR PREFERRED STOCK, SERIES B"
                            ------------------------

     I, Stacy J. James, Secretary of El Paso Tennessee Pipeline Co. (hereinafter referred to as the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, in accordance with the provisions of Section 151 thereof, DO HEREBY CERTIFY:

     That pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation of said Corporation, as amended, the Board of Directors, by unanimous written consent, pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, dated as of March 5, 1997, adopted a resolution providing for the issuance of a series of Preferred Stock, to be designated "8 1/2% Cumulative Junior Preferred Stock, Series B", which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, as amended (as such may be further amended from time to time, the "Certificate of Incorporation"), a series of Preferred Stock, par value $0.01 per share, of the Corporation (the "Preferred Stock") be, and hereby is, created to be designated "8 1/2% Cumulative Junior Preferred Stock, Series B" (hereinafter referred to as the "Series B Preferred Stock"), consisting of 3,036,600 shares, and the designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions of the Series B Preferred Stock are hereby fixed and stated to be as follows (all terms used herein that are defined in the Certificate of Incorporation shall be deemed to have the meanings provided therein):

     SECTION 1. Dividends. (a) The dividend rate on the Series B Preferred Stock shall be 8 1/2% of $50 per share of Series B Preferred Stock per annum. Dividends on shares of the Series B Preferred Stock shall accrue, whether or not declared, on a daily basis from the date of issuance of such shares. Accrued but unpaid dividends shall not bear interest.

     (b) Dividends on the Series B Preferred Stock shall be payable, when, as and if declared by the Board of Directors of the Corporation out of assets legally available therefor, annually on the last day of December in each year (each, a "Dividend Payment Date"), with the first dividend payment date being the next Dividend Payment Date following the date of issuance. Dividends on each Dividend Payment Date will be payable to holders of record of the Series B Preferred Stock as they appear on the stock books of the Corporation on a record date, not more than 60 days preceding such Dividend Payment Date, fixed for such purpose by the Board of Directors in advance of such Dividend Payment Date. Dividends payable on the Series B Preferred Stock for any period shorter than a year shall be computed on the basis of a 360-day year of twelve 30-day months. The Series B Preferred Stock shall rank on a parity with each other series of Preferred Stock as to the payment of dividends, except to the extent otherwise provided in Section 5 hereof or in the resolution or resolutions providing for the issuance of such other series.

     SECTION 2. Optional Redemption. (a) At any time or from time to time, on or after December 31, 2001, the Series B Preferred Stock may be redeemed at the option of the Corporation, in whole or in part, out of funds legally available therefor, at a redemption price equal to $50.00 per share plus an amount equal to accrued and unpaid dividends (whether or not declared) to but excluding the date fixed for redemption. In addition to any restrictions or limitations contained in the Certificate of Incorporation, if any, if full cumulative dividends on the Series B Preferred Stock for all past dividend periods have not been paid or declared and set apart for payment, the Series B Preferred Stock may be redeemed only in full (but not in part) by the Corporation pursuant to this paragraph (a) and the Corporation shall not purchase or acquire any shares of Series B Preferred Stock other than pursuant to a purchase or exchange offer made on the same terms to all holders of the Series B Preferred Stock. If fewer than all the outstanding shares of Series B Preferred Stock are to be redeemed, the Corporation will select those to be redeemed pro rata, by lot or by a substantially equivalent method.

     (b) Notice of redemption pursuant to paragraph (a) of this Section 2 will be given by mail, not less than 30 days prior to the date fixed for redemption thereof, to each record holder of the shares of Series B Preferred Stock to be redeemed at the address of such holder in the stock register of the Corporation. If a notice of redemption has been given, from and after the specified redemption date (unless the Corporation defaults in making payment of the redemption price), dividends on the Series B Preferred Stock so called for redemption will cease to accrue, such shares will no longer be deemed to be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the redemption price) will cease. Subject to applicable escheat and similar abandoned property laws, any moneys set aside by the Corporation for such redemption and unclaimed at the end of six months from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

     SECTION 3. Voting. The Series B Preferred Stock shall not have any voting rights except as required by law or the Certificate of Incorporation, or as hereinafter set forth:

          (a) Whenever, at any time or times, dividends payable on the Series B Preferred Stock shall be in arrears for dividend periods, whether or not consecutive, containing in the aggregate a number of days equivalent to six calendar quarters, the holders of outstanding Series B Preferred Stock shall have the exclusive right, voting as a separate series from all other series of Preferred Stock and classes of capital stock of the Corporation, at each meeting of the stockholders held for the purpose of electing directors, to elect two directors of the Corporation, until such time as all dividends accumulated on the Series B Preferred Stock and in arrears shall have been paid in full or declared and set apart for payment, at which time the right of the holders of the Series B Preferred Stock to vote pursuant to the provisions of this paragraph (a) shall terminate, subject to revesting in the event of each and every subsequent default of the character and for the time above mentioned.

          At any time when voting rights shall, pursuant to the provisions of this paragraph (a), be vested in the Series B Preferred Stock, the number of directors of the Corporation shall be automatically increased, to the extent necessary, so that two directors may be elected by the holders of the Series B Preferred Stock and a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent in aggregate liquidation value of the Series B Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the Series B Preferred Stock. Such meeting shall be held at the earliest practicable date but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the receipt by the Secretary of the Corporation of such request. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by certified or registered mail, return receipt requested, addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent in aggregate liquidation value of the Series B Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the receipt by the Secretary of the Corporation of such request. Any holder of the Series B Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

          Upon any termination of the right of the holders of the Series B Preferred Stock to vote for directors as a class as described in this paragraph (a), the term of office of the directors so elected as described in this paragraph (a) shall automatically terminate and the number of directors shall be reduced accordingly.

          (b) At any meeting so called pursuant to paragraph (a) above, and at any other meeting of stockholders held for the purpose of electing directors at which the holders of the Series B Preferred Stock shall have the right to elect directors as provided in paragraph (a) above, the presence in person or by proxy of a majority in voting power of the outstanding shares of the Series B Preferred Stock shall be required to constitute a quorum thereof for the election of any director by the holders of the Series B Preferred Stock.

          At any such meeting or adjournment thereof, (x) the absence of the required quorum of the Series B Preferred Stock shall not prevent the election of directors other than those to be elected by the Series B Preferred Stock and the absence of a quorum for the election of such other directors shall not prevent the election of the directors to be elected by the Series B Preferred Stock, and (y) in the absence of the required quorum of the Series B Preferred Stock, a majority in voting power of the holders of Series B Preferred Stock present in person or by proxy shall have power to adjourn the meeting, subject to applicable law, but only with respect to the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present.

          (c) If by reason of any resignation, retirement, disqualification, death or removal there are not in office all such directors that the holders of the Series B Preferred Stock are entitled to elect pursuant to paragraph (a) above, then any such vacancy shall be filled only by the remaining director elected by such holders or, only in the event there is no such remaining director, by the holders of the Series B Preferred Stock entitled to vote thereon.

          Promptly after the right of the holders of the Series B Preferred Stock to fill any vacancy as set forth in the immediately preceding paragraph arises, the Board of Directors may cause a special meeting of the holders of Series B Preferred Stock entitled to vote thereon to be held for the purpose of filling such vacancy, and such vacancy shall be filled at any such special meeting. Such meeting shall be held at the earliest practicable date, but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the occurrence of such vacancy.

          Notwithstanding the immediately preceding paragraph, at any time after the right of the holders of the Series B Preferred Stock to fill any vacancy as set forth above in the first paragraph of this paragraph (c) arises, a proper officer of the Corporation shall, upon the written request of the holders of record of at least ten percent in aggregate liquidation value of the Series B Preferred Stock then outstanding, addressed to the Secretary of the Corporation, call a special meeting of holders of the Series B Preferred Stock. Such meeting shall be held at the earliest practicable date but in no event shall a special meeting be held if the annual meeting of stockholders of the Corporation is to be held within 90 days of the occurrence of such vacancy. If such meeting shall not be called by the proper officer of the Corporation as required within 20 days after personal service of the said written request upon the Secretary of the Corporation, or within 20 days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Corporation at its principal office (such mailing to be evidenced by the registry receipt issued by the postal authorities), then the holders of record of at least ten percent in aggregate liquidation value of the Series B Preferred Stock then outstanding may designate in writing one of their number to call such meeting, and such meeting may be called by such person designated upon the notice required for annual meetings of stockholders and shall be held at the place at which the last preceding annual meeting of the stockholders of the Corporation was held. Any holder of the Series B Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to these provisions.

     SECTION 4. Restrictions on Dividends and Stock Repurchases. Subject to any additional restrictions or limitations contained in the Certificate of Incorporation, if any, so long as any shares of Series B Preferred Stock remain outstanding, unless full cumulative dividends on the outstanding shares of Series B Preferred Stock for all past dividend periods have been paid, or declared and set apart for payment, dividends may not be paid or declared and other distributions may not be made upon any class or series of stock of the Corporation ranking junior to or on a parity with the Series B Preferred Stock as to dividends or rights upon dissolution, liquidation or winding up of the Corporation nor may any such class or series of stock of the Corporation be redeemed, purchased, retired or otherwise acquired by the Corporation, in either case without the consent, given in person or by proxy, either in writing or by vote at any annual meeting or at a special meeting called for that purpose, of the holders of at least a majority in voting power of the outstanding shares of Series B Preferred Stock present in person or by proxy at such meeting, provided that a quorum, consisting of at least a majority in voting power of the then outstanding shares of Series B Preferred Stock is present; provided, however, that, notwithstanding the foregoing provisions of this Section 4 (but subject to any restrictions or limitations to the contrary contained in the Certificate of Incorporation), the Corporation may at any time redeem, purchase or acquire, out of funds legally available therefor, shares of stock ranking junior to or on a parity with the Series B Preferred Stock as to dividends and rights upon liquidation, dissolution and winding up of the Corporation in exchange for, or out of net cash proceeds from a substantially concurrent sale of, other shares of any stock of the Corporation ranking junior to the Series B Preferred Stock as to dividends and rights upon liquidation, dissolution and winding up.

     SECTION 5. Ranking. (a) Any class or series of stock of the Corporation shall be deemed to rank:

          (i) prior to the Series B Preferred Stock as to the payment of dividends or as to distributions of assets upon liquidation, dissolution or winding up, as the case may be, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of Series B Preferred Stock;

          (ii) on a parity with the Series B Preferred Stock as to the payment of dividends, whether or not the dividend rates or dividend payment dates thereof be different from those of the Series B Preferred Stock, if the holders of such class or series of stock and the holders of the Series B Preferred Stock shall be entitled to the receipt of dividends in proportion to their respective amounts of accrued and unpaid dividends per share, without preference or priority one over the other, and on a parity with the Series B Preferred Stock as to the distribution of assets upon liquidation, dissolution or winding up, whether or not the liquidation prices per share thereof be different from those of the Series B Preferred Stock, if the holders of such class or series of stock and the holders of the Series B Preferred Stock shall be entitled to the receipt of amounts distributable upon liquidation, dissolution or winding up in proportion to their respective liquidation preferences, without preference or priority one over the other; and

          (iii) junior to the Series B Preferred Stock as to the payment of dividends or as to the distribution of assets upon liquidation, dissolution or winding up, as the case may be, if the holders of Series B Preferred Stock shall be entitled to receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of such class or series.

     (b) Except for the Common Stock, par value $0.01 per share, of the Corporation (as such may be constituted from time to time, the "Common Stock"), each other class and series of stock of the Corporation existing on the date of the adoption of this Certificate shall be deemed to rank prior to the Series B Preferred Stock both as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up. The Common Stock shall be deemed to rank junior to the Series B Preferred Stock both as to the payment of dividends and as to the distribution of assets upon liquidation, dissolution or winding up.

     SECTION 6. Liquidation Rights. (a) The amount that the holders of Series B Preferred Stock shall be entitled to receive in the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary (collectively, a "Liquidation"), shall be $50.00 per share, plus an amount equal to all accrued and unpaid dividends to the date of Liquidation, and no more. After such amount is paid in full, no further distributions or payments shall be made in respect of shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed to be outstanding or be entitled to any powers, preferences, rights or privileges, including any voting rights, and certificates representing such shares of Series B Preferred Stock shall be surrendered for cancellation to the Corporation.

     (b) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any class or series of stock of the Corporation ranking junior to the Series B Preferred Stock, the holders of the Series B Preferred Stock (subject to the rights of the holders of any stock ranking prior to the Series B Preferred Stock as to rights on liquidation, dissolution and winding
up) shall be entitled to be paid in full the amounts set forth in paragraph (a) of this Section 6. After such payment shall have been made in full to the holders of the Series B Preferred Stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the stock of the Corporation ranking junior in respect thereof to the Series B Preferred Stock according to their respective rights. In the event that the assets of the Corporation available for distribution to holders of Series B Preferred Stock shall not be sufficient to make the payment herein required to be made in full and to pay in full the liquidation preference on all other shares of stock of the Corporation ranking on a parity with the Series B Preferred Stock as to amounts distributable upon dissolution, liquidation or winding up of the Corporation, such assets shall be distributed to the holders of the respective shares of Series B Preferred Stock and any such other parity stock pro rata in proportion to the full amounts payable upon the shares of Series B Preferred Stock and any such other parity stock if all amounts payable thereon were paid in full.

     SECTION 7. Maturity. Unless otherwise redeemed as provided herein, the term of the Series B Preferred Stock shall be perpetual.

     IN WITNESS WHEREOF, said El Paso Tennessee Pipeline Co. has caused this Certificate to be signed by Stacy J. James, as Secretary, this 6th day of March, 1997.

                                            EL PASO TENNESSEE PIPELINE CO.

                                            By: /s/ Stacey J. James
                                              ----------------------------------
                                              Stacy J. James
                                              Secretary